United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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Definitive Proxy Statement

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TELA BIO, INC.

(Name of Registrant as Specified In Its Charter)
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1 Great Valley Parkway, Suite 24
Malvern, PA 19355
2022 ANNUAL MEETING OF STOCKHOLDERS
To be Held on June 1, 2022
April 21, 2022
Dear Stockholder:
We are pleased to invite you to attend the 2022 Annual Meeting of Stockholders of TELA Bio, Inc., or the Annual Meeting, which will be held at 10:00 a.m., Eastern Time, on Wednesday, June 1, 2022. The Annual Meeting will be held in virtual meeting format only. You will not be able to attend the Annual Meeting physically. We believe that the virtual meeting format enables stockholders to attend and participate from any location around the world at no cost, provides for cost savings to TELA Bio, Inc. and our stockholders, and reduces the environmental impact of our Annual Meeting. The Annual Meeting can be accessed via the Internet at: https://agm.issuerdirect.com/tela.
Details regarding the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of 2022 Annual Meeting of Stockholders, or the Notice, and 2022 Annual Meeting Proxy Statement, or the Proxy Statement. Other than the proposals described in the Proxy Statement, our Board of Directors is not aware of any other matters to be presented for a vote at the Annual Meeting. We are pleased to take advantage of the Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet.
Your vote is important. Whether or not you plan to virtually attend the Annual Meeting, we encourage you to vote as soon as possible to ensure that your shares are represented. Information about voting methods is set forth in the accompanying Notice and Proxy Statement.
If you have any questions with respect to voting, please call our Chief Operating Officer, Chief Financial Officer and Secretary, Roberto Cuca, at 484-320-2930.
Sincerely,
/s/ Doug Evans Doug Evans Chairman of the Board of Directors	/s/ Antony Koblish Antony Koblish Director, President and Chief Executive Officer
THIS PROXY STATEMENT IS
FIRST BEING MADE AVAILABLE ON OR ABOUT APRIL 21, 2022.

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS
To be Held on June 1, 2022
Dear Stockholders:
NOTICE IS HEREBY GIVEN that the 2022 Annual Meeting of Stockholders of TELA Bio, Inc., or the Annual Meeting, will be held on Wednesday, June 1, 2022, at 10:00 a.m. Eastern Time. The safety of our stockholders is important to us, and given the continuing public health concerns regarding the COVID-19 pandemic, the Annual Meeting will again be held in a virtual meeting format only. We are holding the meeting for the purpose of considering and acting upon:
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1. The election of the three director nominees that are set forth in the attached 2022 Annual Meeting Proxy Statement, or the Proxy Statement, to serve as Class III directors, whose term will expire in 2025;

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2. The ratification of the appointment of KPMG LLP, or KPMG, as our independent registered public accounting firm for the 2022 fiscal year; and

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3. Any other matters that may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of 2022 Annual Meeting of Stockholders, or the Notice.
MEETING INFORMATION
Date:	June 1, 2022
Time:	10:00 a.m.
Website Address:	The meeting can be accessed by visiting https://agm.issuerdirect.com/tela, where you will be able to listen to the meeting live, submit questions and vote online. There will be no physical location for stockholders to attend.
Record Date:	You can vote if you were a stockholder of record on April 7, 2022.
Your vote matters. Whether or not you plan to virtually attend the Annual Meeting, please ensure that your shares are represented by voting, signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States.
By Order of the Board of Directors,
/s/ Roberto Cuca
Roberto Cuca
Chief Operating Officer, Chief Financial Officer
and Secretary
April 21, 2022
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 1, 2022. This Proxy Statement and the proxy card are being furnished to our stockholders on or about April 21, 2022. This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 are available to holders of our common stock at www.edocumentview.com/TELA. If you would like to receive, without charge, a paper copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, including the financial statements, please send your request to Chief Financial Officer, TELA Bio, Inc., 1 Great Valley Parkway, Suite 24, Malvern, PA 19355.

SUMMARY INFORMATION
This summary highlights information contained elsewhere in this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, or the 2021 Annual Report. This summary does not contain all of the information you should consider and we encourage you to read this Proxy Statement and the 2021 Annual Report carefully before voting.
2022 Annual Meeting of Stockholders
Time and Date	Record Date	Website Address
10:00 a.m., Eastern Time, on Wednesday, June 1, 2022	April 7, 2022
The meeting can be accessed by visiting https://agm.issuerdirect.com/tela, where you will be able to listen to the meeting live, submit questions and vote online. There will be no physical location for stockholders to attend.

Summary of Stockholder Voting Matters
Voting Matters	For More Information	Board of Directors Recommendation
PROPOSAL 1: Election of Class III Directors for a Three-Year Term Expiring in 2025 Vince Burgess Federica O’Brien John Nosenzo	Page 31	✓ FOR Each Nominee
PROPOSAL 2: Ratification of Appointment of KPMG LLP as our Independent Registered Public Accounting Firm for 2022	Page 32	✓ FOR
Our Director Nominees
You are being asked to vote on the election of Vince Burgess, Federica O’Brien and John Nosenzo as Class III directors, each to serve for a three-year term expiring at our 2025 Annual Meeting of Stockholders. The number of members of our Board of Directors, or the Board, is currently set at seven members and is divided into three classes, each of which has a three-year term. Classes I and II each consist of two directors and Class III consists of three directors.
The term of office of our Class III directors expires at the Annual Meeting. We are nominating Vince Burgess, Federica O’Brien and John Nosenzo for re-election at our Annual Meeting to serve until the 2025 Annual Meeting of Stockholders and until their successors, if any, are elected or appointed, or their earlier death, resignation, retirement, disqualification or removal. Directors are elected by a plurality of the votes cast by our stockholders at the Annual Meeting. The three nominees receiving the most FOR votes (among votes properly cast online at the meeting or by proxy) will be elected. If no contrary indication is made, shares represented by executed proxies will be voted FOR the election of Vince Burgess, Federica O’Brien and John Nosenzo. Each nominee has agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve.
Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | i

SUMMARY INFORMATION (continued)
Name	Age	Director Since			Committee Memberships
			Occupation	Independent	AC	CC	NCGC
Vince Burgess	57	2014	President and Chief Executive Officer of Acutus Medical, Inc.	Yes		C
Federica O’Brien	64	2019	President of CFO’Brien Consulting, LLC	Yes	C
John Nosenzo	64	2021	Chief Commercial Officer of Bioventus Inc.	Yes	M		M
AC = Audit Committee	CC = Compensation Committee	C = Chair
NCGC = Nominating and Corporate Governance Committee		M = Member
CORPORATE GOVERNANCE HIGHLIGHTS
The following table summarizes our current Board structure and key elements of our corporate governance framework:
Governance Item
Size of Board (set by the Board)	7
Number of Independent Directors	6
Independent Chairman of the Board	Yes
Board Self-Evaluation	Annual
Review of Independence of Board	Annual
Independent Directors Meet Without Management Present	Yes
Voting Standard for Election of Directors in Uncontested Elections	Plurality
Diversity of Board background, gender, experience and skills	Yes
RECENT CORPORATE HIGHLIGHTS
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Recognized revenue of $29.5 million for the full year 2021, representing an increase of 62% over 2020.

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Entered into distribution agreement with Next Science Technologies Pty Limited granting us exclusive rights to sell and market antimicrobial surgical wash across the United States plastic reconstructive market.

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Continued to expand the commercial team to drive growth initiatives.

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Published additional positive data, including 12-month results from the BRAVO study evaluating the clinical performance of OviTex 1S with permanent polymer for primary or recurrent ventral hernias.

ii | Notice of Annual Meeting of Stockholders and 2022 Proxy Statement

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | iii

TABLE OF CONTENTS (continued)
OTHER INFORMATION	33
OTHER MATTERS	33
REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING	33
STOCKHOLDER COMMUNICATIONS TO THE BOARD	33
AVAILABILITY OF MATERIALS	34
PROXY STATEMENT
This Proxy Statement is being furnished to stockholders of TELA in connection with the solicitation by our Board of proxies to be voted at our Annual Meeting and at any postponements or adjournments thereof. The Annual Meeting will be held on Wednesday, June 1, 2022, at 10:00 a.m., Eastern Time, via the Internet at https://agm.issuerdirect.com/tela.
This Proxy Statement is first being furnished to our stockholders on or about April 21, 2022. The Notice of Internet Availability of Proxy Materials being mailed to the stockholders is not part of the Proxy Statement.

iv | Notice of Annual Meeting of Stockholders and 2022 Proxy Statement

GENERAL INFORMATION ABOUT THE MEETING
PROXY SOLICITATION
Our Board is soliciting your vote on matters that will be presented at the Annual Meeting and at any adjournment or postponement thereof. This Proxy Statement contains information on these matters to assist you in voting your shares.
This Proxy Statement and the proxy card are being furnished to our stockholders on or about April 21, 2022. This Proxy Statement and our 2021 Annual Report are available to holders of our common stock at www.edocumentview.com/TELA. If you would like to receive, without charge, a paper copy of our 2021 Annual Report, including the financial statements, please send your request to Chief Financial Officer, TELA Bio, Inc., 1 Great Valley Parkway, Suite 24, Malvern, PA 19355.
STOCKHOLDERS ENTITLED TO VOTE
All stockholders of record of our common stock at the close of business on April 7, 2022, or the Record Date, are entitled to receive the Notice and to vote their shares at the Annual Meeting. As of that date, 14,556,750 shares of our common stock were outstanding. Each share is entitled to one vote on each matter properly brought to the meeting.
VOTING METHODS
You may cast your vote in any of the following ways:

MAIL	INTERNET	PHONE	ONLINE AT THE MEETING
Mailing your signed proxy card or voter instruction card.	Using the Internet at www.envision reports.com/TELA	Calling toll-free from the United States, U.S. territories and Canada to 1-800-652-VOTE (8683).	You can vote at the meeting at https://agm.issuer direct.com/tela
HOW YOUR SHARES WILL BE VOTED
In each case, your shares will be voted as you instruct. If you return a signed card, but do not provide voting instructions, your shares will be voted FOR each of the proposals. If you are the record holder of your shares, you may revoke or change your vote any time before the proxy is exercised. To do so, you must do one of the following:
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Vote over the Internet or by telephone as instructed above. Only your latest Internet or telephone vote is counted. You may not revoke or change your vote over the Internet or by telephone after 11:59 p.m., Eastern Time, on May 31, 2022.

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Sign a new proxy card and submit it by mail, which must be received no later than May 31, 2022. Only your latest dated proxy card will be counted.

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Give our Secretary written notice before or during the meeting that you want to revoke your proxy.

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Virtually attend the Annual Meeting at https://agm.issuerdirect.com/tela. Virtually attending the Annual Meeting will not by itself revoke a previously granted proxy.

If your shares are held by your broker, bank or other holder of record as a nominee or agent (i.e., the shares are held in “street name”), you should follow the instructions provided by your broker, bank or other holder of record.
Deadline for Voting.   The deadline for voting by telephone or Internet, other than by virtually attending the Annual Meeting, is 11:59 p.m. Eastern Time on May 31, 2022. If you are a registered stockholder and virtually attend the
Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 1

GENERAL INFORMATION ABOUT THE MEETING (continued)
Annual Meeting, you may deliver your vote online during the Annual Meeting. “Street name” stockholders who wish to vote at the Annual Meeting will need to obtain a proxy form from the institution that holds their shares.
BROKER VOTING AND VOTES REQUIRED FOR EACH PROPOSAL
If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. The Notice has been forwarded to you by your broker, bank or other holder of record who is considered the stockholder of record of those shares. As the beneficial owner, you may direct your broker, bank or other holder of record on how to vote your shares by using the proxy card included in the materials made available or by following their instructions for voting on the Internet.
A broker non-vote occurs when a broker or other nominee that holds shares for another does not vote on a particular item because the nominee does not have discretionary voting authority for that item and has not received instructions from the beneficial owner of the shares. The following table summarizes how broker non-votes and abstentions are treated with respect to our proposals:
Voting Matters	Votes Required	Treatment of Abstentions and Broker Non-Votes	Broker Discretionary Voting
PROPOSAL 1: Election of Class III Directors for a Three-Year Term Expiring in 2025	Plurality of the votes cast	Abstentions and broker non-votes will not be taken into account in determining the outcome of the proposal	No
PROPOSAL 2: Ratification of Appointment of KPMG LLP as our Independent Registered Public Accounting Firm for 2022	Majority of the votes cast	Abstentions and broker non-votes will not be taken into account in determining the outcome of the proposal	Yes
QUORUM
We must have a quorum to conduct business at the Annual Meeting. A quorum consists of the presence at the Annual Meeting, either attending the meeting virtually or represented by proxy, of the holders of a majority of the outstanding shares of our common stock entitled to vote. For the purpose of establishing a quorum, abstentions, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, and broker non-votes are considered stockholders who are present and entitled to vote, and count toward the quorum. If there is no quorum, the holders of a majority of shares virtually attending the Annual Meeting or represented by proxy or the chairman of the meeting may adjourn the Annual Meeting to another date.
PROXY SOLICITATION COSTS
We pay the cost of soliciting proxies. Proxies will be solicited on behalf of the Board by mail, telephone, and other electronic means or in person. Directors and employees will not be paid any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

2 | Notice of Annual Meeting of Stockholders and 2022 Proxy Statement

BOARD OF DIRECTORS
Our Board has nominated Vince Burgess, Federica O’Brien and John Nosenzo for re-election as Class III directors at our Annual Meeting to hold office until our 2025 Annual Meeting of Stockholders.
Our Board is the Company’s ultimate decision-making body, except with respect to those matters reserved to the stockholders. Our Board selects the members of our senior management team, who in turn are responsible for the day-to-day operations of the Company. Our Board acts as an advisor and counselor to senior management and oversees its performance.
Our Board consists of directors divided into three classes, with each class holding office for a three-year term. Vince Burgess, Federica O’Brien and John Nosenzo, current Class III directors, have been nominated by our Board for election at the Annual Meeting for three-year terms that will expire at the 2025 Annual Meeting of Stockholders and until their successors, if any, are elected or appointed, or their earlier death, resignation, retirement, disqualification or removal. Each of the nominees has agreed to be named and to serve, and we expect each nominee to be able to serve if elected. If any nominee is unable to serve, the Nominating and Corporate Governance Committee will recommend to our Board a replacement nominee. The Board may then designate the other nominee to stand for election. If you voted for the unavailable nominee, your vote will be cast for his or her replacement.
BOARD STRUCTURE AND COMPOSITION
The Nominating and Corporate Governance Committee is responsible for recommending the composition and structure of our Board and for developing criteria for Board membership. The Nominating and Corporate Governance Committee regularly reviews director competencies, qualities and experiences, with the goal of ensuring that our Board is comprised of an effective team of directors who function collegially and who are able to apply their experience toward meaningful contributions to our business strategy and oversight of our performance, risk management, organizational development and succession planning.
Our Second Amended and Restated Bylaws, or Bylaws, provide that the number of members of our Board shall be fixed by the Board from time to time. Our Board is currently fixed at seven members. Our Board is divided into three classes with staggered three-year terms. The Nominating and Corporate Governance Committee is responsible for identifying individuals that it believes are qualified to become Board members.
CRITERIA FOR BOARD MEMBERSHIP
The Nominating and Corporate Governance Committee has identified certain criteria that it will consider in identifying director nominees. Important general criteria and considerations for Board membership include:
General Criteria

✓
Ability to contribute to the Board’s range of talent, skill and experience to provide sound and prudent guidance with respect to the Company’s strategy and operations, including, but not limited to:

✓ Experience at senior levels in public companies,
✓ Technology and financial expertise,
✓ Experience in leadership roles in commercial-stage companies in the med tech or healthcare fields.
✓ Personal integrity and ethical character, commitment and independence of thought and judgment;
✓ Capability to fairly and equally act in the best interest of our stockholders;

✓
Confidence and willingness to express ideas and engage in constructive discussion with other Board members and management, to actively participate in the Board’s decision-making process and make difficult decisions in the best interest of the Company and our stockholders;

✓ Willingness and ability to devote sufficient time, energy and attention to the affairs of the Company and the Board; and
✓ Lack of actual and potential conflicts of interest.
Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 3

BOARD OF DIRECTORS (continued)
The Nominating and Corporate Governance Committee also considers, on an ongoing basis, the background, experience and skills of the incumbent directors that are important to our current and future business needs, and evaluates the experience and skills that would be valuable in new Board members.
SELECTION OF CANDIDATES
Director Skill Set Considerations; Use of Skills Matrix
To assist with determining the needs of the Board, the Nominating and Corporate Governance Committee developed and utilizes a skills matrix for the purpose of recruiting and selecting Board candidates. The expertise and experience included in the skills matrix are tied to our strategic goals, and the intent of the skills matrix is to ensure that the directors collectively possess qualities that facilitate effective oversight of our strategic plans. While the matrix is useful for determining the collective skills of the Board as a whole, it is not a comparative measure of the value of directors; a director with more focused experience could nonetheless contribute broadly and effectively. The Nominating and Corporate Governance Committee also considers a wide range of additional factors including other positions the director or candidate holds, including other boards of directors on which he or she serves, and the independence of each director and candidate, to ensure that a substantial majority of the Board is independent.
Potential Director Candidates
On an ongoing basis, the Nominating and Corporate Governance Committee considers potential director candidates identified on its own initiative, as well as candidates referred or recommended to it by other directors, members of management, search firms, stockholders and others (including individuals seeking to join the Board). Stockholders who wish to recommend candidates may contact the Nominating and Corporate Governance Committee in the manner described in “Stockholder Communications to the Board.” Stockholder nominations must be made according to the procedures required under our Bylaws and described in this Proxy Statement under the heading “Requirements for Submission of Stockholder Proposals for Next Year’s Annual Meeting.” Stockholder-recommended candidates and stockholder nominees whose nominations comply with these procedures and who meet the criteria referred to above will be evaluated by the Nominating and Corporate Governance Committee in the same manner as the Nominating and Corporate Governance Committee’s nominees.
BOARD DIVERSITY
Board diversity and inclusion is critical to the success of the Company. While we do not have a formal policy on Board diversity, the Board is committed to building a Board that consists of the optimal mix of skills, expertise, and diversity capable of effectively overseeing the execution of our business and meeting the Company’s evolving needs, with diversity reflecting gender, age, race, ethnicity, background, professional experience and perspectives. The Nominating and Corporate Governance Committee considers the value of diversity on the Board in evaluating director nominees. Accordingly, the Nominating and Corporate Governance Committee’s evaluation of director nominees includes consideration of their ability to contribute to the diversity of personal and professional experiences, opinions, perspectives and backgrounds on the Board.
As presently constituted, the Board represents a deliberate mix of members who have a deep understanding of our business as well as members who have different skill sets and points of view. We are particularly proud of the gender diversity on our Board, which includes two Board members who self-identify as Female, including the Chairs of the Audit Committee and Nominating and Corporate Governance Committee. The matrix below summarizes the self-identified gender and demographic background statistics for our Board. Each of the categories listed in the matrix below has the meaning given to it in Nasdaq Listing Rule 5605(f).

4 | Notice of Annual Meeting of Stockholders and 2022 Proxy Statement

BOARD OF DIRECTORS (continued)
Board Diversity Matrix (As of April 21, 2022)
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	5	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	5	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—
BOARD OVERSIGHT OF COMPANY CULTURE AND ENVIRONMENTAL, SOCIAL AND GOVERNANCE HIGHLIGHTS
Our Board is committed to fostering a strong culture of compliance and ethical conduct and has structured its committees and their activities to support its commitment. Our Board supports management’s promotion of a corporate culture of integrity, ethical behavior and compliance with laws and regulations and for ensuring that the Company’s culture and its strategy are aligned. Our Board expects all directors, as well as officers and employees, to conduct themselves in a manner consistent with our Code of Business Conduct and Ethics, or the Code of Conduct, and our values. Our Board believes that a strong culture of integrity, ethics and compliance is fundamental to the conduct of the Company’s business, and is necessary for effective risk management, maintaining investor trust, and successful corporate governance.
We understand corporate responsibility is essential for good governance because it strengthens the accountability of our Board and management team. We view Environmental, Social and Governance, or ESG, initiatives as long-term value drivers for the Company and our stockholders. Our focus on and commitment to ESG is tied to our belief that achieving and sustaining business excellence goes hand-in-hand with strong corporate leadership and stewardship. Our Board is primarily responsible for overseeing our corporate strategy, which includes the oversight of ESG matters that impact our business and related risks. Though our current ESG initiatives are broad, we continue to focus on our people, culture and strong corporate governance. We are committed to advancing a series of new ESG initiatives and performance targets, which will evolve over time.

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 5

BOARD OF DIRECTORS (continued)
The following is a summary of our current ESG policies and practices:
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Separate Chairperson of the Board and Chief Executive Officer: The offices of Chief Executive Officer, or CEO, and Chairperson of the Board are separated, which reinforces the independence of the Board from management and creates an environment that encourages objective oversight of management’s performance, which we believe enhances the effectiveness of our Board as a whole.

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Independent Committees: Each of our committees consist entirely of independent directors.

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Regularly Held Executive Sessions: The independent directors of our Board meet separately in executive session on a regular basis to discuss matters relating to the Company and the Board, without members of the management team present.

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Code of Conduct: All of our directors, officers and employees are subject to the Code of Conduct, which is available on our website at www.telabio.com.

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Human Capital Management: We are committed to the health and welfare of our employees. We support the development of our employees with a competitive compensation and benefits package, internal advancement, and individualized development opportunities.

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Diversity and Inclusion: We strive to create a workplace culture that supports a diverse, multi-cultural workforce, treats individuals fairly, and provides an inclusive environment where all employees are empowered to contribute and succeed.

In each of the director nominee and continuing director biographies that follow, we highlight the specific experience, qualifications, attributes and skills that led the Board to conclude that the director nominee or continuing director should serve on our Board at this time.
DIRECTOR NOMINEES
CLASS III DIRECTORS — PRESENT TERMS EXPIRING AT THE ANNUAL MEETING AND PROPOSED TERMS TO EXPIRE IN 2025
Vince Burgess

Age: 57 Director Since: 2014	Committee Memberships: Compensation (Chair)	Other Public Directorships: Acutus Medical, Inc.

Vince Burgess has been a member of our Board since June 2014. Mr. Burgess has served as President, Chief Executive Officer and member of the board of directors of Acutus Medical, Inc., a medical device company, since October 2017 and previously served as a Venture Partner with OrbiMed Advisors, LLC, a healthcare investment firm, from September 2011 until May 2020. Prior to joining OrbiMed, Mr. Burgess was a member of the initial executive team at Volcano Corporation, where he served as President of Advanced Imaging Systems. He also led marketing and business development at Volcano from 2002 to 2010. He currently serves as a member of the board of directors of Bolt Medical and Acutus Medical. He has previously served on the boards of NeuroPace, Inc., Sonendo Inc., Ornim Medical, Keystone Heart, Inc., Vessix Vasular, Cryterion Medical and CardiAQ, Inc. He earned his Bachelor of Science degree in Business Administration from the University of South Carolina and his Masters of Business Administration from the University of California, Los Angeles.

Skills & Qualifications: Mr. Burgess’ expertise in marketing and business development, as well as his operational and board experience in the surgical tool field provide him with the qualifications and skills to serve on our Board.

6 | Notice of Annual Meeting of Stockholders and 2022 Proxy Statement

BOARD OF DIRECTORS (continued)
Federica O’Brien

Age: 64 Director Since: 2019	Committee Memberships: Audit (Chair)	Other Public Directorships: MacroGenics, Inc.

Federica O’Brien has been a member of our Board since November 2019. Ms. O’Brien has been the President of CFO’Brien Consulting, LLC since January of 2018 providing strategic, operational and financial consulting, and flexible time Chief Financial Officer services primarily for biotech companies. Previously she served as Chief Financial Officer of Complexa Inc., a biopharmaceutical company, from May 2015 to December 2017 and as Chief Financial Officer of Cerecor Inc., a biopharmaceutical company, from April 2013 to May 2015. Prior to that, Ms. O’Brien served as the Chief Financial Officer and Chief Operating Officer of Cervilenz Inc., a privately held medical device company, from June 2011 through April 2013. She has also held senior financial management positions at Cardiokine Inc., a privately held biotechnology company, Barrier Therapeutics, Inc., during and subsequent to the biotechnology company’s initial public offering, and at Infonautics, Inc., then a publicly held technology company. Ms. O’Brien currently serves on the board of directors and chairs the audit committee for MacroGenics, Inc., a biopharmaceutical company. She began her career at public accounting firms including most recently as an Audit Manager for Coopers & Lybrand. Ms. O’Brien received her B.A. in Accounting from Rutgers University and is a Certified Public Accountant — Inactive in the State of New Jersey.

Skills & Qualifications: Ms. O’Brien’s financial, accounting management and audit expertise provide her with the qualifications and skills to serve on our Board.
John Nosenzo

Age: 64 Director Since: 2021	Committee Memberships: Audit; Nominating and Corporate Governance	Other Public Directorships: None

John Nosenzo has been a member of our Board since 2021. Mr. Nosenzo has served as the Chief Commercial Officer of Bioventus Inc., a global leader in innovations for active healing, since February 2017. Before joining Bioventus, Mr. Nosenzo served as Senior Vice President, Global Customer Operations at Beckman Coulter Diagnostics, a global leader in clinical diagnostics, from September 2011 to February 2017. From May 2010 to September 2011, Mr. Nosenzo was Senior Vice President, Customer Relations Management for Siemens Healthcare (now known as Siemens Healthineers AG), a clinical diagnostic services and therapeutic systems company, where he developed and implemented sales plans for their multi-billion dollar healthcare imaging and healthcare IT commercial organizations. Mr. Nosenzo’s earlier career also includes senior positions at Quest Diagnostics and Bayer Healthcare LLC’s Diagnostics Division (now known as Siemens Healthcare Diagnostics). Mr. Nosenzo holds a Bachelor of Science in pharmacy from St. John’s University and a M.B.A in marketing and management from Adelphi University.

Skills & Qualifications: Mr. Nosenzo’s extensive experience with the commercialization of medical products provides him with the qualifications and skills to serve on our Board.

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 7

BOARD OF DIRECTORS (continued)
CONTINUING DIRECTORS
CLASS I DIRECTORS — TERMS EXPIRING AT THE 2023 ANNUAL MEETING OF STOCKHOLDERS
Lisa Colleran

Age: 64 Director Since: 2020	Committee Memberships: Audit; Nominating and Corporate Governance (Chair)	Other Public Directorships: Establishment Labs Holdings Inc.

Lisa Colleran has been a member of our Board since April 2020. Ms. Colleran has been the principal of LNC Advisors, LLC, a strategic consulting firm that specializes in assisting biotech, pharmaceutical and medical device companies since February 2014. From October 2018 to September 2019, Ms. Colleran served as the Chief Executive Officer of Vivex Biomedical, Inc. and from January 2014 to October 2018, she served as Principal of Mica Partners, a strategic consulting firm. Prior to founding LNC Advisors, Ms. Colleran served as chief executive officer of LifeCell Corporation and a board member for Centaur Guerney L.P. (a holding company of LifeCell Corporation) from January 2012 to April 2013. Ms. Colleran also served as the global president of LifeCell Corporation from May 2008 to January 2012. Prior to assuming the role of global president, Ms. Colleran served as LifeCell’s vice president of marketing and business development from December 2002 until July 2004 and as senior vice president of commercial operations from July 2004 until May 2008. Prior to joining LifeCell, Ms. Colleran served as vice president and general manager of Renal Pharmaceuticals for Baxter Healthcare Corporation from 2000 to 2002 and served in various other sales and marketing positions at Baxter, from 1983 to 2000. Ms. Colleran currently serves on the board of directors for Establishment Labs Holdings Inc., an innovative breast implant company. Ms. Colleran holds an M.B.A. from Loyola University of Chicago and a B.S.N. degree from Molloy College.

Skills & Qualifications: Ms. Colleran’s public company experience, broad healthcare management, market development and commercialization experience and her knowledge of healthcare policy and regulation, patient care delivery, clinical research and medical technology assessment provide her with the qualifications and skills to serve on our Board.

Doug Evans

Age: 57 Director Since: 2020	Committee Memberships: Compensation; Nominating and Corporate Governance	Other Public Directorships: None

Doug Evans has been a member of our Board since April 2020. Mr. Evans has served as the President and Chief Executive Officer of Lungpacer Medical Inc., a medical device company, since January 2014. Prior to joining Lungpacer, Mr. Evans served as the Chief Operating Officer and a member of the board of directors of Kensey Nash Corporation, a medical device company, from March 1995 to May 2012. Mr. Evans currently serves on the board of directors of WhiteSwell Medical and Lungpacer Medical, Inc., both medical device companies. Mr. Evans previously served on the board of Intact Vascular, Inc., a privately held medical device company. Mr. Evans holds a Master of Science degree in Electrical Engineering and Photonics from the University of Pennsylvania, a M.B.A. from Pennsylvania State University Great Valley School of Graduate Professional Studies and a Bachelor’s of Science in Engineering Sciences from the Pennsylvania State University.

Skills & Qualifications: Mr. Evans’ extensive executive leadership experience, deep knowledge of the medical device field and his experience with the commercialization of medical products provide him with the qualifications and skills to serve on our Board.

8 | Notice of Annual Meeting of Stockholders and 2022 Proxy Statement

BOARD OF DIRECTORS (continued)
CLASS II DIRECTORS — TERMS EXPIRING AT THE 2024 ANNUAL MEETING OF STOCKHOLDERS
Kurt Azarbarzin

Age: 59 Director Since: 2018	Committee Memberships: Compensation	Other Public Directorships: None

Kurt Azarbarzin has been a member of our Board since November 2018. Mr. Azarbarzin has served as the Chief Executive Officer and a member of the board of ColubrisMX Robotics, a medical device company that designs and develops microsurgical robotic devices, since November 2020. Mr. Azarbarzin served as Chief Executive Officer and a member of the board of directors of Verb Surgical Inc., a robotic surgery company, from July 2019 to November 2020. Mr. Azarbarzin previously served as Chief Technology Officer for CONMED Corporation, a global, publicly-traded medical device company dedicated to helping customers improve patient outcomes, from 2016 to July 2019. Mr. Azarbarzin is the former Founder of SurgiQuest, Inc., a medical device company focused on advancing minimally invasive surgery, and served as its Chief Executive Officer from 2005 until June 2016. Mr. Azarbarzin is a member of the executive board at Center for Biomedical Innovation and Technology at Yale University. Mr. Azarbarzin previously held leadership roles in Research and Development at U.S. Surgical & Tyco Healthcare. He earned a Bachelor of Science from the University of Bridgeport and completed advanced graduate studies in mechanical design at Bridgeport Engineering Institute and manufacturing engineering at Bradley University.

Skills & Qualifications: Mr. Azarbarzin’s expertise in the medical device industry and experience as an executive officer in the medical device field provide him with the qualifications and skills to serve on our Board.

Antony Koblish

Age: 56 Director Since: 2012	Committee Memberships: None	Other Public Directorships: None

Antony Koblish is one of our co-founders and has served as our President and Chief Executive Officer and as a member of the Board since our founding in April 2012. Previously, Mr. Koblish was President and Chief Executive Officer of Orthovita, Inc., a publicly traded orthobiologics and biosurgery medical device company. Mr. Koblish co-founded and currently serves as Chairman of the Board of Onkos Surgical, Inc., a surgical oncology company, and is an operating partner with 1315 Capital, a private investment firm that provides expansion and growth capital to commercial-stage specialty pharmaceutical, medical technology, and health care services companies. Mr. Koblish also serves on the Board of Cerapedics Inc., a private ortho-biologics company. As a Board member of Cerapedics and Chairman of the Board of Onkos Surgical, Mr. Koblish attends one board meeting per quarter, respectively, and as an operating partner for 1315 Capital Mr. Koblish attends one to two meetings per quarter. The remainder of Mr. Koblish’s time is dedicated to serving as our Chief Executive Officer. Mr. Koblish earned a Master of Science in Engineering degree in Mechanical Engineering and Applied Mechanics from the University of Pennsylvania, and holds a Bachelor of Science degree in Mechanical Engineering from Worcester Polytechnic Institute.

Skills & Qualifications: Mr. Koblish’s knowledge of our business, as well as his extensive leadership experience and successful record of commercial operation and product pipeline development provide him with the qualifications and skills to serve on our Board.

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 9

CORPORATE GOVERNANCE AND RISK MANAGEMENT
We are committed to good corporate governance and integrity in our business dealings. We believe that strong corporate governance practices that provide meaningful rights to our stockholders and ensure Board and management accountability are key to our relationship with our stockholders. We strive to have regular, constructive conversations with our stockholders to better understand our stockholders’ priorities and perspectives.
Our governance practices are documented in our Fourth Amended and Restated Certificate of Incorporation, our Bylaws, our Code of Conduct, our Corporate Governance Guidelines and the charters of the committees of the Board, or the Committees. Aspects of our governance documents are summarized below. You can find our charters for each Committee and our Code of Conduct on our website at www.telabio.com under “Investors — Corporate Governance — Governance Documents.”
BOARD INDEPENDENCE
Our Board has determined that, with the exception of Mr. Koblish, each of our directors, including each former director who served as a member of the Board during the last fiscal year, are “independent directors,” as defined under the rules of Nasdaq. In making such determination, the Board considered the relationships that each such non-employee director has with the Company and all other facts and circumstances that the Board deemed relevant in determining their independence, including the beneficial ownership of our common stock by each non-employee director. Our independent directors generally meet in executive session at each regularly scheduled Board meeting.
BOARD LEADERSHIP STRUCTURE
The Board does not have a formal policy with respect to the separation of the offices of CEO and Chairman of the Board. The Board believes it is important to retain its flexibility to allocate the responsibilities of the offices of Chairman of the Board and CEO in any way that is in the best interest of the Company at a given point in time. Currently, our leadership structure separates the offices of CEO and Chairman of the Board, with Mr. Koblish serving as our CEO and Mr. Evans serving as Chairman of the Board. Our Board believes that the separation of the positions of CEO and Chairman of the Board reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of our Board as a whole. The Nominating and Corporate Governance Committee periodically evaluates our Board leadership structure and whether its leadership structure is appropriate to effectively address the specific needs of our business and the long-term interests of our stockholders.
BOARD COMMITTEES
Our Board has established various Committees to assist in discharging its duties: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each member of our Committees is an independent director as that term is defined by the Securities and Exchange Commission, or SEC, and Nasdaq. The primary responsibilities of each of the Committees and the Committee memberships are provided below under the section entitled “Board Attendance, Committee Meetings and Committee Membership.”
Each of the Committees has the authority, as its members deem appropriate, to engage legal counsel or other experts or consultants in order to assist the Committee in carrying out its responsibilities.
RISK MANAGEMENT
One of the key functions of our Board is to oversee our risk management process. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address the risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken.
10 | Notice of Annual Meeting of Stockholders and 2022 Proxy Statement

CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)
While the Board has the ultimate oversight responsibility for the risk management process, its Committees oversee risk in certain specified areas. For example:
•
The Audit Committee oversees management of financial reporting, compliance and litigation risks, including risks related to our insurance, information technology, cybersecurity, human resources and regulatory matters, as well as the steps management has taken to monitor and control such exposures.

•
The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation policies, plans and arrangements and the extent to which those policies or practices increase or decrease risk for the Company.

•
The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board, potential conflicts of interest and the effectiveness of the Board.

EVALUATING BOARD EFFECTIVENESS
The Board, led by the Nominating and Corporate Governance Committee, is committed to continuous improvement and believes annual self-evaluations are an important tool for evaluating effectiveness. It has established and conducted an annual self-evaluation of the Board, which is presented by the Chairperson of the Nominating and Corporate Governance Committee to the Board for discussion. In addition, each committee conducts an annual self-assessment in a review process similar to that used by the Board.
CODE OF CONDUCT
We have a written Code of Conduct that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Conduct covers fundamental ethical and compliance-related principles and practices such as accurate accounting records and financial reporting, avoiding conflicts of interest, the protection and use of our property and information and compliance with legal and regulatory requirements. The Code of Conduct and any amendments thereto, or any waivers of its requirements, is disclosed on our website at www.telabio.com.
DIRECTOR ORIENTATION AND CONTINUING EDUCATION
Our director orientation programs familiarize new directors with the Company’s businesses, strategies, and policies, and assist new directors in developing the skills and knowledge required for their service on the Board. All other directors are also invited to attend the orientation programs. From time to time, management advises, or invites outside experts to attend Board meetings to advise the Board on its responsibilities, management’s responsibilities, developments relevant to corporate governance and best corporate practices. Additionally, Board members may attend, and are encouraged to attend, accredited director education programs at the Company’s expense.
CORPORATE GOVERNANCE GUIDELINES
We have a written set of Corporate Governance Guidelines that are designed to help ensure effective corporate governance of our Company. Our Corporate Governance Guidelines cover topics including, but not limited to, the size and composition of the Board, Board membership criteria, director qualifications and duties, Board committees, director compensation and director communications with third parties. Succession planning for the Board is critical to our success. Our goal is to achieve a Board that provides effective oversight of the Company through the appropriate balance of diversity of perspectives, experience, expertise and skills. Our Corporate Governance Guidelines are reviewed periodically by the Nominating and Corporate Governance Committee, which recommends any proposed changes to our Board for approval.

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 11

CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)
BOARD ATTENDANCE, COMMITTEE MEETINGS AND COMMITTEE MEMBERSHIP
Director	Independence	Board	AC	CC	NCGC
Kurt Azarbarzin	Yes	M		M
Vince Burgess	Yes	M		C
Lisa Colleran	Yes	M	M		C
Doug Evans	Yes	C		M	M
Antony Koblish	No	M
John Nosenzo	Yes		M		M
Federica O’Brien	Yes	M	C
AC = Audit Committee	CC = Compensation Committee	C = Chair
NCGC = Nominating and Corporate Governance Committee		M = Member
During 2021, our Board held seven meetings, our Compensation Committee held six meetings, our Audit Committee held six meetings and our Nominating and Corporate Governance Committee held five meetings. Each director attended at least 75% of meetings of each Committee on which he or she served in 2021. Each director attended 100% of the meetings of the Board in 2021.
Directors are encouraged to attend our annual stockholder meetings. Six of our directors then serving on our Board attended the 2021 Annual Meeting of Stockholders.
Audit Committee
The Audit Committee assists the Board by providing oversight of our financial management, independent auditor and financial reporting procedures, as well as such other matters as directed by the Board or the Audit Committee Charter.
Among other things, the Audit Committee’s responsibilities include:
•
selecting a firm to serve as the independent registered accounting firm to audit our consolidated financial statements;

•
ensuring the independence of the independent registered public accounting firm;

•
discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and that firm, our interim and year-end operating results;

•
establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;

•
considering the adequacy of our internal controls and internal audit function;

•
reviewing our disclosure controls and procedures and management’s conclusions about the efficacy of such disclosure controls and procedures;

•
reviewing material related party transactions or those that require disclosure; and

•
approving or, as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm.

The members of our Audit Committee are Ms. O’Brien (Chair), Mr. Nosenzo and Ms. Colleran. All members of our Audit Committee are deemed “independent” and financially literate under the applicable rules and regulations of the SEC and Nasdaq. Our Board has determined that each of Mses. Colleran and O’Brien qualify as an “audit committee financial expert” within the meaning of SEC regulations. This designation does not impose any duties, obligations or liabilities that are greater than are generally imposed on members of our Audit Committee and our Board.

12 | Notice of Annual Meeting of Stockholders and 2022 Proxy Statement

CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee identifies qualified individuals for membership on the Board, recommends to the Board the director nominees to fill vacancies on the Board and to stand for election at the next annual meeting of stockholders, develops and recommends to the Board a set of corporate governance guidelines for the Board and provides oversight of the corporate governance affairs of the Board, as well as such other matters as directed by the Board or the Nominating and Corporate Governance Charter. Among other things, our Nominating and Corporate Governance Committee’s responsibilities include:
•
reviewing and, as needed, updating the skills matrix;

•
identifying and recommending candidates for membership on our Board;

•
reviewing, overseeing the implementation of and monitoring compliance with our corporate governance guidelines and policies and recommending necessary or appropriate changes to our corporate governance guidelines and policies;

•
reviewing proposed waivers of the code of conduct for directors and executive officers;

•
overseeing the process of evaluating the performance of our Board; and

•
assisting our Board on corporate governance matters.

The Nominating and Corporate Governance Committee is responsible for identifying individuals that the Nominating and Corporate Governance Committee believes are qualified to become Board members, as described above in the section entitled “Board Structure and Composition.”
The members of our Nominating and Corporate Governance Committee are Ms. Colleran (Chair), Mr. Nosenzo and Mr. Evans. The Board has determined that all Nominating and Corporate Governance Committee members are independent under the listing standards of Nasdaq.
Compensation Committee
The Compensation Committee reviews the performance and development of our management in achieving corporate goals and objectives and assures that our executive officers (including our CEO) are compensated effectively in a manner consistent with our strategy, competitive practice and stockholder interests, as well as such other matters as directed by the Board or the Compensation Committee Charter. Among other things, the Compensation Committee’s responsibilities include:
•
reviewing and approving, or recommending that our Board approve, the compensation of our executive officers;

•
reviewing and recommending to our Board the compensation of our directors;

•
administering our stock and equity incentive plans;

•
reviewing and approving, or making recommendations to our Board with respect to, incentive compensation and equity plans; and

•
reviewing our overall compensation philosophy.

Our Compensation Committee has the authority to form and delegate authority to one or more subcommittees as it deems appropriate from time to time under the circumstances. The Compensation Committee annually reviews the performance of each of the executive officers, including the CEO. It then determines and approves the compensation of each executive officer, other than the CEO, and determines and makes recommendations regarding the CEO’s compensation level to the Board for approval.
Radford, a subsidiary of Aon Hewitt Limited, serves as our executive compensation consultant. Radford reports directly to the Compensation Committee and provides various executive compensation services to the Compensation Committee, including advising the Compensation Committee on the principal aspects of our executive compensation program and evolving industry practices and providing market information and analysis regarding

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 13

CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)
the competitiveness of our program design and our award values in relation to performance. Radford does not provide services to us other than its advice to the Compensation Committee on executive and director compensation matters.
The members of our Compensation Committee are Mr. Burgess (Chair), Mr. Evans and Mr. Azarbarzin. The Board has determined that all Compensation Committee members are independent under the listing standards of Nasdaq, and that they are “non-employee directors” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act.
FAMILY RELATIONSHIPS
There are no family relationships among any of our directors or executive officers.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During the fiscal year ended December 31, 2021 and as of the date of this Proxy Statement, none of the members of the Compensation Committee was or is one of our officers or employees, and none of our executive officers has served or serves on the compensation committee or board of any company that employed or employs any member of our Compensation Committee or Board.

14 | Notice of Annual Meeting of Stockholders and 2022 Proxy Statement

CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)
STOCKHOLDER ENGAGEMENT
Connect
Engaging with investors is fundamental to our commitment to good corporate governance and essential to maintaining strong corporate governance practices. Throughout the year, we seek opportunities to connect with our investors to gain and share valuable insights into current and emerging global governance trends.
Collaborate
We strive for a collaborative approach to stockholder engagement and value the variety of investors’ perspectives received, which helps deepen our understanding of their interests and motivations.
Communicate
Our goal is to communicate with our stockholders through various platforms, including via our website at www.telabio.com, in print and in person at investor presentations or stockholder meetings. We view communication between our stockholders and the Board as a dialogue.
How to Communicate with our Directors	By mail: Secretary, TELA Bio, Inc. 1 Great Valley Parkway, Suite 24 Malvern, PA 19355

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 15

DIRECTOR COMPENSATION
We have designed and implemented our compensation program for our non-employee directors to attract, motivate and retain individuals who are committed to our values and goals and who have the expertise and experience that we need to achieve those goals.
NON-EMPLOYEE DIRECTOR COMPENSATION POLICY
The table below depicts the compensation elements of our Non-Employee Director Compensation Policy during 2021:
Compensation Elements — Non-Employee Director Compensation Policy
Cash Retainers
Annual Cash Retainer	$40,000
Annual Committee Chair Retainer
Audit	$20,000
Compensation	$15,000
Nominating and Corporate Governance	$10,000
Annual Committee Member Retainer
Audit	$10,000
Compensation	$7,500
Nominating and Corporate Governance	$5,000
Annual Non-Executive Chairman of the Board Cash Retainer	$35,000
Equity Awards
Annual Equity Award
Annual stock option award with a grant date fair value of $80,000. These options are granted on the date of our annual meeting of stockholders and vest on the earliest of (a) the first anniversary of the date of grant, (b) the next annual meeting of stockholders, or (c) a change in control, subject to the non-employee director’s continued service through the applicable vesting date.

16 | Notice of Annual Meeting of Stockholders and 2022 Proxy Statement

DIRECTOR COMPENSATION (continued)
In December 2021, the Compensation Committee recommended, and our Board approved, pursuant to recommendations from Radford based on benchmarking against peer companies, an Amended and Restated Non-Employee Director Compensation Policy, which became effective on January 1, 2022. The table below depicts the compensation elements of our Amended and Restated Non-Employee Director Compensation Policy:
Compensation Elements — Amended and Restated Non-Employee Director Compensation Policy
Cash Retainers
Annual Cash Retainer	$40,000
Annual Committee Chair Retainer
Audit	$20,000
Compensation	$15,000
Nominating and Corporate Governance	$10,000
Annual Committee Member Retainer
Audit	$10,000
Compensation	$7,500
Nominating and Corporate Governance	$5,000
Annual Non-Executive Chairman of the Board Cash Retainer	$35,000
Equity Awards
Initial Equity Award
The Initial Equity Award consists of: (1) an option to purchase 8,040 shares of common stock vesting in 36 equal monthly installments on the monthly anniversary of the date of grant; and (2) a restricted stock unit award with respect to 4,702 shares of common stock vesting in three equal annual installments on the first three anniversaries of the grantee’s initial appointment or election to the Board, in each case subject to the continued service of the grantee through the applicable vesting dates.

Annual Equity Award
The Annual Equity Award consists of: (1) an option to purchase 5,360 shares of common stock; and (2) a restricted stock unit award with respect to 3,135 shares of common stock. The Annual Equity Award will vest on the earlier of: (1) the first anniversary of the date of grant; (2) the date of the subsequent annual meeting of stockholders following the date of grant; or (3) the occurrence of a change in control, in each case subject to the continued service of the grantee through the applicable vesting dates.

The above-described cash retainers are paid quarterly in arrears and the Board may, in its discretion, permit a non-employee director to elect to receive any portion of his or her cash retainers in the form of fully-vested shares of our common stock in lieu of cash. Our non-employee directors are also reimbursed for their business-related expenses incurred in connection with attendance at Board and Committee meetings and related activities. Our only employee director, Mr. Koblish, receives no separate compensation for his service in such capacity.

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 17

DIRECTOR COMPENSATION (continued)
DIRECTOR COMPENSATION TABLE
The following table below sets forth information for the fiscal year ended December 31, 2021 regarding the compensation of our non-employee directors.
Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	Total ($)
Kurt Azarbarzin	47,500	79,907	127,407
Vince Burgess	55,000	79,907	134,907
Lisa Colleran	57,898	79,907	137,805
Doug Evans	90,584	79,907	170,491
John Nosenzo(3)	28,001	60,413	88,414
Federica O’Brien	60,000	79,907	139,907
Adele Oliva(4)	21,016	—	21,016

(1)
Amounts shown in this column do not reflect dollar amounts actually received by our directors. Instead, these amounts reflect the aggregate grant date fair value of each stock option granted in 2021 determined in accordance with the provisions of Financial Accounting Standards Board Accounting Standards, Codification Topic 718, Compensation — Stock Compensation, or FASB ASC Topic 718. The assumptions made in the calculation of these amounts are included in Note 8 of the Notes to the Consolidated Financial Statements included in our 2021 Annual Report.

(2)
As of December 31, 2021, Messrs. Azarbarzin, Burgess, Evans, Nosenzo, and Mses. Colleran, O’Brien and Oliva held options to purchase 46,428, 43,884, 27,631, 8,000, 27,631, 16,806 and 0 shares of our common stock, respectively.

(3)
On June 2, 2021, the Board granted stock options to purchase 8,000 shares of the Company’s common stock, under the Company’s Amended and Restated 2019 Equity Incentive Plan, or the 2019 Plan, to Mr. Nosenzo in connection with his appointment to the Board.

(4)
Ms. Oliva’s service on our Board ended on June 2, 2021.

18 | Notice of Annual Meeting of Stockholders and 2022 Proxy Statement

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES
The Audit Committee works with our management in order to negotiate appropriate fees with KPMG and is ultimately responsible for approving those fees. The following is a summary and description of fees for services provided by KPMG in 2021 and 2020.
Service	2021	2020
Audit Fees	$665,772	$597,500
Audit-Related Fees	—	—
Tax Fees	$407,500	$143,700
All Other Fees	—	—
Total	$1,073,272	$741,200
“Audit fees” represents the aggregate fees for professional services and out-of-pocket expenses rendered for the audit of our financial statements on Form 10-K and the review of our quarterly financial statements on Form 10-Q that are customary under the standards of the Public Company Accounting Oversight Board (United States). Also included are the fees related to our Registration Statements on Form S-1, Form S-8 and Form S-3.
“Tax fees” consists of fees related to tax compliance, tax planning and tax advice.
AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES
The Audit Committee is responsible for appointing, retaining, setting compensation for, and evaluating and overseeing the work of the independent registered public accounting firm. The Audit Committee’s charter establishes a policy that all audit and permissible non-audit services provided by the independent registered public accounting firm will be pre-approved by the Audit Committee.
All such audit and permissible non-audit services were pre-approved in accordance with this policy during the fiscal year ended December 31, 2021. These services may include audit services, audit-related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our independent registered public accounting firm. The responsibility to pre-approve audit and non-audit services may be delegated by the Audit Committee to one or more members of the Audit Committee; provided that any decisions made by such member or members must be presented to the full Audit Committee at its next scheduled meeting.
Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 19

AUDIT COMMITTEE REPORT
The primary purpose of the Audit Committee is to assist the Board in its general oversight of the Company’s financial reporting process.
Management is primarily responsible for the preparation, presentation, and integrity of the Company’s consolidated financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Company’s independent registered public accounting firm for the fiscal year 2021, KPMG, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those consolidated financial statements with generally accepted accounting principles.
The Audit Committee has reviewed and discussed the audited consolidated financial statements contained in the 2021 Annual Report with management and KPMG. The Audit Committee has discussed with KPMG the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or the PCAOB, and the SEC. In addition, KPMG has provided the Audit Committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding KPMG’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with KPMG its independence. Finally, the Audit Committee discussed with KPMG, with and without management present, the scope and results of KPMG’s audit of such financial statements.
The Audit Committee also considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with the auditor’s independence. The Audit Committee has concluded that the independent registered public accounting firm is independent from the Company and its management. Based on the considerations and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the 2021 Annual Report.
Audit Committee
Federica O’Brien (Chair)
Lisa Colleran
John Nosenzo
The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any Company filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that the Company specifically incorporates the Audit Committee Report by reference therein.
20 | Notice of Annual Meeting of Stockholders and 2022 Proxy Statement

EXECUTIVE OFFICERS
The following table sets forth the name, age and position of each of our executive officers as of the date of this Proxy Statement:
Name	Position	Age
Antony Koblish	President, Chief Executive Officer	56
Roberto Cuca	Chief Operating Officer, Chief Financial Officer and Secretary	54
Peter Murphy	Chief Commercial Officer	50
Paul Talmo	Chief Strategic Officer	55
Antony Koblish — For biographical information for Antony Koblish, see “Board of Directors — Continuing Directors.”
Roberto Cuca has served as our Chief Operating Officer and Chief Financial Officer since September 2021 and as our Secretary since December 2021. Previously, Mr. Cuca served as Senior Advisor of OraSure Technologies, Inc., or OraSure, a point-of-care testing and sample collection technologies company, from May 2018 to June 2018 and as the Chief Financial Officer from June 2018 to September 2021. Before joining OraSure, Mr. Cuca served as Senior Vice President and Chief Financial Officer of Trevena, Inc., a clinical stage biopharmaceutical company, from September 2013 to May 2018, where he led the finance and investor relations functions and worked with senior management to establish and execute overall corporate strategy. Prior to his tenure with Trevena, Mr. Cuca held various leadership positions in the finance organization of Endo Health Solutions Inc., a pharmaceutical company, including Treasurer and Senior Vice President, Finance, where he was responsible for capital raises and cash management, mergers, acquisitions and licensing transactions, tax planning and compliance, and risk management. Before he joined Endo Health Solutions, Mr. Cuca served as the Director, Corporate and Business Development at moksha8 Pharmaceuticals, Inc., an emerging markets-focused pharmaceutical company, and as an equity analyst covering U.S. pharmaceutical companies at J.P. Morgan Chase & Co. Mr. Cuca holds an A.B. in Philosophy from Princeton University, an M.B.A from The Wharton School of the University of Pennsylvania, and a J.D. from Cornell Law School. Mr. Cuca is also a CFA Charterholder.
Peter Murphy has served as our Chief Commercial Officer since January 2020. Mr. Murphy has more than 20 years of commercial sales and marketing experience at leading medical device and pharmaceutical companies. Most recently, he was Vice President of Sales at Pacira Pharmaceuticals from July 2017 to January 2020, where he led the development, management, expansion and execution of a product sales team in the United States. He also served as Pacira Pharmaceuticals’ Area Sales Director, Eastern U.S., from January to July 2017 and its Regional Business Director, Northeast, and Field Director of Marketing from January 2014 to January 2017. His experience prior to Pacira includes sales and management positions with Medtronic Spine & Biologics, Stryker, and SmithKline Beecham. Mr. Murphy holds a Bachelor of Arts from Gettysburg College.
Paul Talmo has served as our Chief Strategic Officer since January 2017. Mr. Talmo has over 20 years of experience commercializing technologies within the medical device and service industries, including medical devices, implantable materials, as well as imaging and diagnostic technologies services. Previously, Mr. Talmo served as Commercial Development, Healthcare at PresenceLearning, a company that provides teletherapy and software solutions for special education related services and behavioral mental health counseling in K-12 schools, from December 2015 to January 2017. Before his tenure with PresenceLearning, Mr. Talmo served as our Vice President, Commercial Development from February 2014 to December 2015. He also spent 16 years at LifeCell Corporation, a regenerative medicine company which was acquired by Allergan plc in February 2017, and was an impetus behind the transformation of a burn focused company into a soft tissue reconstruction company. Mr. Talmo was responsible for first introducing biologic materials to the urogynecology market, for urinary incontinence and pelvic floor reconstruction, as well as the general surgery market, for hernia repair. Mr. Talmo also worked closely with surgeons to develop the various techniques and protocols for implant-based reconstruction with the first biologic material used in breast reconstruction, eventually commercializing the material and new techniques in the early 2000s. Mr. Talmo holds a Bachelor of Arts in Business Administration, Marketing, Management and Operations from University of New Hampshire.
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EXECUTIVE COMPENSATION
This section discusses the material components of the executive compensation program for our named executive officers. In 2021, our named executive officers were Antony Koblish, our President and Chief Executive Officer, E. Skott Greenhalgh, Ph.D., our Chief Technology Officer, and Peter Murphy, our Chief Commercial Officer.
SUMMARY COMPENSATION TABLE
The following table sets forth information concerning the compensation of our 2021 named executive officers during the fiscal years ended December 31, 2021 and December 31, 2020:
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Antony Koblish President and Chief Executive Officer	2021	538,125	—	592,951	636,420	337,189	3,000	2,107,685
	2020	479,062	—	—	—	324,188	3,000	806,250
E. Skott Greenhalgh, Ph.D. Chief Technology Officer	2021	358,750	—	197,084	210,139	172,917	3,000	941,890
	2020	319,375	—	—	—	166,251	3,000	488,626
Peter Murphy Chief Commercial Officer(4)	2021	358,103	—	190,288	204,135	181,236	3,000	936,762

(1)
Amounts shown in this column do not reflect dollar amounts actually received by our named executive officers. Instead, these amounts reflect the aggregate grant date fair value of each stock option, determined in accordance with the provisions of FASB ASC Topic 718. The assumptions made in the calculation of these amounts are included in Note 8 of the Notes to the Consolidated Financial Statements included in our 2021 Annual Report.

(2)
Amounts for Mr. Koblish, Dr. Greenhalgh and Mr. Murphy in 2021 represent annual incentives earned with respect to 2021 performance and were paid in March 2022 under our annual incentive program.

(3)
Amounts represent the Company’s matching contributions under the 401(k) plan.

(4)
2021 is Mr. Murphy’s first year as a named executive officer, therefore no 2020 compensation data is shown for Mr. Murphy.

Elements of Compensation
The compensation of our named executive officers generally consists of base salary, annual incentive opportunities, long term incentive compensation in the form of equity awards and other benefits, as described below.
Base Salary
The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, responsibilities, and contributions. In 2021, the annual base salary rates for Mr. Koblish, Dr. Greenhalgh and Mr. Murphy were $540,750, $360,500 and $359,723, respectively.
Annual Incentive Opportunities
Each of our named executive officers’ performance-based annual incentive opportunity is expressed as a percentage of base salary that can be achieved at a target level by meeting predetermined corporate and individual performance objectives. The amount of each executive’s target annual incentive opportunity is established in his employment agreement.
The 2021 annual bonus for Mr. Koblish, Dr. Greenhalgh and Mr. Murphy were targeted at 65%, 50% and 50%, respectively, of their respective base salaries earned during 2021. For 2021, all named executive officers were eligible to earn their annual bonuses pursuant to the achievement of corporate and/or individual performance goals established by the Compensation Committee. These goals primarily included achievement of revenue and sales targets, controlling costs, obtaining regulatory approval of study designs and developing next generation and new product lines. Following a review of 2021 performance, our Compensation Committee approved, and, in the case of Mr. Koblish, our Compensation Committee recommended and our Board approved: (1) 2021 annual cash bonuses to each of Mr. Koblish, Dr. Greenhalgh and Mr. Murphy in an amount equal to 96.4%, 96.4% and 101%,
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EXECUTIVE COMPENSATION (continued)
respectively, of their respective target bonus amounts, totaling $337,189, $172,917 and $181,236, respectively, and (2) 2021 annual equity bonuses to each of Mr. Koblish, Dr. Greenhalgh and Mr. Murphy in the amount of 79,500, 6,675 and 18,600 options to purchase shares of Common Stock, respectively, and 46,500, 3,900 and 10,800 restricted stock units, respectively. Each of the options will vest 25% on the first anniversary of the grant date, with the remaining 75% vesting in equal monthly installments on the last day of each of the 36 calendar months immediately following such date, subject to the grantee’s continued service through the applicable vesting dates. Each of the restricted stock units will vest in four equal annual installments beginning on the first anniversary of the grant date, subject to the grantee’s continued service through the applicable vesting dates. Such amounts represented approximately 275% of Mr. Koblish’s annual base salary for the year ended December 31, 2021, 74% of Dr. Greenhalgh’s annual base salary for the year ended December 31, 2021 and 124% of Mr. Murphy’s annual base salary for the year ended December 31, 2021.
Long Term Equity Incentives
Our equity-based incentive awards are designed to align the interests of our stockholders with those of our named executive officers. Our Board or Compensation Committee, as applicable, approves equity grants to named executive officers.
Stock option awards to our named executive officers generally vest 25% on the first anniversary of the grant date, with the remaining 75% vesting in equal monthly installments on the last day of each of the 36 calendar months immediately following the first anniversary of the grant date, subject to the named executive officer’s continuous service through the relevant vesting dates; provided, however, that stock options granted prior to November 7, 2019 will be eligible to vest in full upon a change in control if the named executive officer remains in service through the date of that transaction.
Other Benefits
We currently provide broad-based welfare benefits that are available to all of our employees, including our named executive officers, including health, dental, life, vision and disability insurance.
In addition, we maintain, and the named executive officers participate in, a 401(k) plan that provides eligible employees with an opportunity to save for retirement on a tax advantage basis and under which we are permitted to make discretionary employer contributions. Employees’ pre-tax contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participant’s directions. The 401(k) plan is intended to be qualified under Section 401(a) of the Internal Revenue Code, or the Code. Effective January 1, 2020, we make a 401(k) employer plan matching contribution of 50% of an employee’s elective deferral up to 6% of the employee’s compensation with a cap of $3,000 per year.
In addition, our eligible employees (including our named executive officers), may participate in our Amended and Restated 2019 Employee Stock Purchase Plan, or the 2019 ESPP. The 2019 ESPP provides eligible employees with the opportunity to acquire our common stock through periodic payroll deductions, at a discounted price. The 2019 ESPP is structured as a qualified employee stock purchase plan under Section 423 of the Code.
We do not maintain any defined benefit pension plans or nonqualified deferred compensation plans.
PLEDGING AND HEDGING POLICIES
Under the terms of our Insider Trading Policy, our executive officers and directors are prohibited from: trading in call or put options involving our securities and other derivative securities; engaging in short sales of our securities; holding our securities in a margin account; all forms of hedging or monetizing our transactions, such as zero-cost collars and forward sale contracts; and pledging company securities to secure margin or other loans.

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EXECUTIVE COMPENSATION (continued)
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table sets forth information regarding the number of shares of common stock underlying outstanding plan awards held by each of our named executive officers as of December 31, 2021:
		Option Awards(1)				Stock Awards(2)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Antony Koblish	7/23/2015	108,545	—	5.93	7/23/2025	—	—
	2/28/2018	39,002	1,694	5.93	2/28/2028	—	—
	11/7/2019	136,061	125,178	13.00	11/7/2029	—	—
	2/24/2021	—	63,600	16.99	2/24/2031	34,900	446,720
	3/31/2021	—	—	—	—	5,439	69,619
E. Skott Greenhalgh, Ph.D.	3/20/2013	3,797	—	4.45	3/20/2023	—	—
	5/1/2013	1,265	—	4.45	5/1/2023	—	—
	12/11/2013	5,872	—	4.45	12/11/2023	—	—
	7/23/2015	20,879	—	5.93	7/23/2025	—	—
	2/28/2018	9,983	434	5.93	2/28/2028	—	—
	11/7/2019	32,696	30,082	13.00	11/7/2029	—	—
	2/24/2021	—	21,000	16.99	2/24/2031	11,600	148,480
	3/31/2021	—	—	—	—	2,789	35,699
Peter Murphy	1/27/2020	28,750	31,250	15.50	1/27/2030	—	—
	2/24/2021	—	20,400	16.99	2/24/2031	11,200	143,360
	3/31/2021	—	—	—	—	2,298	29,414

(1)
Each stock option award has the same vesting schedule, which provides for 25% of the award to vest on the first anniversary of the grant date and the remaining 75% of the award to vest in equal monthly installments on the last day of each of the 36 calendar months immediately following the first anniversary of the grant date, subject to the recipient’s continuous service with us through the relevant vesting dates. In addition, the vesting of each stock option granted prior to November 7, 2019 is subject to full acceleration in the event of a change of control, subject to the recipient’s continuous service with us through the date of such transaction.

(2)
Each restricted stock unit award has the same vesting schedule, which provides for vesting of the award in four equal annual installments, subject to the recipient’s continuous service with us through the relevant vesting dates.

EMPLOYMENT AGREEMENTS
We have entered into employment agreements with each of our named executive officers.
Mr. Koblish
In connection with the closing of the initial public offering, or IPO, we entered into an amended and restated employment agreement with Mr. Koblish dated November 7, 2019.

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EXECUTIVE COMPENSATION (continued)
Mr. Koblish’s employment agreement provides for a base salary of $525,000, an annual bonus opportunity equal to 65% of his base salary at target, and eligibility to participate in the employee benefit plans, policies or arrangements maintained by us for our senior executive employees generally.
Dr. Greenhalgh
In connection with the closing of the IPO, we entered into an amended and restated employment agreement with Dr. Greenhalgh dated November 7, 2019.
Dr. Greenhalgh’s employment agreement provides for a base salary of $350,000, an annual bonus opportunity equal to 50% of his base salary at target, and eligibility to participate in the employee benefit plans, policies or arrangements maintained by us for our senior executive employees generally.
On March 22, 2022, the Board approved a reduced work schedule for Dr. Greenhalgh, which became effective immediately. Dr. Greenhalgh’s annual base salary was reduced on a commensurate basis.
Mr. Murphy
We entered into an employment agreement with Mr. Murphy dated January 17, 2020.
Mr. Murphy’s employment agreement provides for a base salary of $350,000, an annual bonus opportunity equal to 50% of his base salary at target, an initial stock option award with respect to 60,000 shares of the Company’s common stock, and eligibility to participate in the employee benefit plans, policies or arrangements maintained by us for our senior executive employees generally.
Severance Benefits Under the Employment Agreements
Under his employment agreement, if Mr. Koblish’s employment is terminated by us without “cause,” as defined below, or by Mr. Koblish for “good reason,” as defined below, and such determination does not occur within the 12-month period following a “change of control,” as defined below, Mr. Koblish will be eligible to receive the following payments and benefits, subject to Mr. Koblish’s execution and nonrevocation of a general release of claims and continued compliance with his restrictive covenant obligations:
•
Any accrued and unpaid annual bonus for the year preceding the year in which the termination occurred, payable when such annual bonus would have otherwise been paid;

•
12 months of base salary continuation; and

•
12 months continued provision of health, dental, and vision insurance.

If Mr. Koblish’s employment is terminated by us without “cause” or by Mr. Koblish for “good reason” within the 12-month period following a change of control, Mr. Koblish will be eligible to receive the following payments and benefits, subject to Mr. Koblish’s execution and nonrevocation of a general release of claims and continued compliance with his restrictive covenant obligations:
•
Any accrued and unpaid annual bonus for the year proceeding the year in which the termination occurred, payable when such annual bonus would have otherwise been paid;

•
18 months of base salary continuation;

•
18 months continued provision of health, dental, and vision insurance;

•
Payment of an amount equal to 150% of his then current target bonus, payable in installments over the 18-month period following his termination of employment;

•
Payment of a pro-rated portion of the annual bonus that Mr. Koblish would have earned for the year of termination (based on actual performance) had he remained employed, payable at the same time annual bonuses are paid generally to other executives of the Company for the relevant year; and

•
Acceleration in full of the vesting and exercisability of his then outstanding equity awards; provided that for any awards that vest in whole or in part based on the attainment of performance-vesting conditions, only the

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 25

EXECUTIVE COMPENSATION (continued)
service-vesting conditions (if any) of such award shall be deemed satisfied, while the performance-vesting conditions of such award shall remain eligible to be achieved based upon actual performance over the remainder of the applicable performance period.
Under their respective employment agreements, if Mr. Murphy’s or Dr. Greenhalgh’s employment is terminated by us without “cause,” or by the executive for “good reason,” and such termination does not occur within the 12-month period following a “change of control,” the executive will be eligible to receive, subject to his execution and nonrevocation of a general release of claims and continued compliance with his restrictive covenant obligations, severance benefits that are substantially similar to the severance benefits provided to Mr. Koblish under such circumstances, with the exception that the continuation period for salary and health, dental and vision insurance would be nine months rather than 12 months.
If Mr. Murphy’s or Dr. Greenhalgh’s employment is terminated by us without “cause” or by the executive for “good reason” within the 12-month period following a change of control, the executive will be entitled to severance benefits that are substantially similar to the severance benefits provided to Mr. Koblish under such circumstances, with the exception that the continuation period for salary and health, dental and vision insurance would be 12 months rather than 18 months and the executive would be entitled to a payment of an amount equal to 100% of his then current bonus target payable in installments over the 12-month period following his termination of employment, rather than 150% of his then current target bonus payable over 18-months.
For purposes of each of the employment agreements:
•
“cause” means (i) indictment, commission of, or the entry of a plea of guilty or no contest to, (A) a felony or (B) any crime (other than a felony) that causes us or our affiliates public disgrace or disrepute, or adversely affects our or our affiliates’ operations or financial performance or the relationship we have with our affiliates, customers and suppliers, (ii) commission of an act of gross negligence, willful misconduct, fraud, embezzlement, theft or material dishonesty with respect to us or any of our affiliates, (iii) a breach of the executive’s fiduciary duty of loyalty to us or any of our affiliates, (iv) alcohol abuse or use of controlled substances (other than prescription drugs taken in accordance with a physician’s prescription), (v) material breach of any agreement with us or any of our affiliates, including the employment agreement, (vi) a material breach of any of our policies regarding employment practices, or (vii) refusal to perform the lawful directives of our Board, if not cured within 30 days following receipt by the executive from us of written notice thereof.

•
“good reason” means one or more of the following: (i) a material reduction in title, duties, authority or responsibilities, (ii) a material breach by us of the employment agreement, (iii) a material reduction in base salary or target annual incentive opportunity (excluding certain across-the-board salary reductions), or (iv) any requirement following a change in control that the executive be based 50 miles or more from the facility where the executive is based prior to the change of control.

•
“change of control” means: (i) any sale, of all or substantially all of our assets or (ii) our acquisition by another entity by means of any transaction (including a series of related transactions, but excluding our sale of securities for the purpose of raising additional capital) whereby our stockholders of record immediately prior to such transaction hold, immediately after such transactions, 50% or less of the voting power of the surviving or acquiring entity.

26 | Notice of Annual Meeting of Stockholders and 2022 Proxy Statement

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Since January 1, 2020, we have engaged in the following transactions with our directors, executive officers, holders of more than 5% of our voting securities, and affiliates or immediate family members of our directors, executive officers, and holders of more than 5% of our voting securities. We believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties.
Other Transactions
We have entered into various employment-related agreements with our executive officers that, among other things, provide for compensatory and certain change in control benefits. For a description of these agreements and arrangements with our named executive officers, see the section titled “Executive Compensation — Employment Agreements.”
We have also granted stock options to our named executive officers and directors. For a description of these stock options, see the sections titled “Director Compensation” and “Executive Compensation.”
Indemnification Agreements
We have entered or intend to enter into indemnification agreements with each of our directors and officers. These indemnification agreements may require us, among other things, to indemnify our directors and officers for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or officer in any action or proceeding arising out of his or her service as one of our directors or officers, or any of our subsidiaries or any other company or enterprise to which the person provides services at our request.
POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS
Our Board has adopted a written Related Party Transaction Policy that governs the review and approval of related party transactions. This Related Party Transaction Policy covers any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest. Pursuant to the Related Party Transaction Policy, if we want to enter into a transaction with a related party or an affiliate of a related party, the Audit Committee will review the proposed transaction to determine, based on applicable rules of Nasdaq and the SEC, whether such transaction requires approval by the Audit Committee. If approval is required, the proposed transaction will be reviewed at the next regular meeting of the Audit Committee, and we may not enter into a related party transaction unless the Audit Committee has specifically confirmed in writing that either no further reviews are necessary or that all requisite corporate reviews have been obtained. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances with respect to the transaction and shall evaluate all available options, including ratification, revision or termination of the transaction. The Audit Committee will not approve or ratify a transaction with a related party unless it has determined, upon consideration of all relevant information, that the transaction is in, or not inconsistent with, the best interests of the Company or its stockholders. All of the transactions described under “Certain Relationships and Related Party Transactions” in this Proxy Statement occurred prior to or concurrently with the adoption of the Related Party Transaction Policy and as such, these transactions were not subject to the approval and review procedures set forth in the policy. However, these transactions were reviewed and approved by our Board.
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EQUITY COMPENSATION PLAN INFORMATION
Plan Category	Number of securities to be issued upon exercise of outstanding options and other rights (a)	Weighted- average exercise price of outstanding options and other rights(1) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(2)	1,562,409	$11.75	1,299,218
Equity compensation plans not approved by security holders(3)	144,000	13.31	—
Total	1,706,409	$11.88	1,299,218

(1)
Represents the weighted-average exercise price of outstanding stock options and does not include restricted stock units.

(2)
The 2019 Plan contains an “evergreen” provision, pursuant to which, on or about December 1, 2020 and each anniversary of such date thereafter until the expiration of the plan, subject to prior approval by our Board in each instance, the maximum number of shares reserved for issuance under the 2019 Plan is increased by a number equal to the lesser of (i) 432,442 shares of common stock, (ii) 4% of the shares of common stock outstanding (on an as-converted basis) on December 31 of the immediately preceding fiscal year and (iii) such smaller number of shares of common stock as determined by the Board.

(3)
Reflects grants of stock options that were “inducement grants” as defined under Nasdaq Listing Rule 5635(c)(4).

Other information with respect to this item is set forth in this Proxy Statement under the headings “Security Ownership of Certain Beneficial Owners and Management,” “Executive Compensation,” and “Director Compensation,” and is incorporated herein by reference.
28 | Notice of Annual Meeting of Stockholders and 2022 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the beneficial ownership of common stock as of April 7, 2022 by (a) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, (b) each named executive officer identified in the “Summary Compensation Table” above, (c) each director and nominee for director, and (d) all executive officers and directors as a group.
The percentage of common stock outstanding is based on 14,556,750 shares of our common stock outstanding as of April 7, 2022. For purposes of the table below, and in accordance with the rules of the SEC, we deem shares of common stock subject to options that are currently exercisable or exercisable within 60 days of April 7, 2022 to be outstanding and to be beneficially owned by the person holding the options or warrants for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, each of the persons or entities in this table has sole voting and investing power with respect to all of the shares of common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise noted below, the street address of each beneficial owner is c/o TELA Bio, Inc., 1 Great Valley Parkway, Suite 24, Malvern, PA 19355.
	Shares Beneficially Owned
Name of Beneficial Owner	Number of Shares	Percentage
Greater than 5% Stockholders
Quaker BioVentures II, L.P.(1)	1,769,196	12.1%
RTW Investments, LP(2)	1,399,686	9.6%
EW Healthcare Partners 2-UGP, LLC(3)	3,299,499	22.7%
OrbiMed Private Investments IV, LP(4)	3,058,267	21.0%
Pacira BioSciences, Inc.(5)	774,056	5.3%
Named Executive Officers and Directors
Antony Koblish(6)	555,843	3.7%
E. Skott Greenhalgh, Ph.D.(7)	101,045	*
Peter Murphy(8)	43,648	*
Kurt Azarbarzin(9)	42,857	*
Federica O’Brien(10)	26,297	*
Vince Burgess(11)	42,995	*
Lisa Colleran(12)	25,186	*
Doug Evans(13)	25,186	*
John Nosenzo(14)	1,777	*
All executive officers and directors as a group (10 persons)	872,033	5.7%

*
Less than 1%

(1)
Consists of (i) 1,751,100 shares of common stock and (ii) 18,096 shares of common stock issuable upon exercise of warrants to purchase common stock held by Quaker BioVentures, II, L.P. Quaker BioVentures Capital II, L.P. serves as the general partner of Quaker BioVentures, II, L.P. Quaker BioVentures Capital II, LLC serves as the general partner of Quaker BioVentures Capital II, L.P and Quaker BioVentures Capital II, LLC may be deemed to have beneficial ownership of the shares held by Quaker BioVentures II, L.P. Quaker Bioventures Capital II, LLC exercises this investment and voting power through a management committee comprised of Adele C. Oliva, Richard S. Kollender, P. Sherrill Neff, and Ira M. Lubert. Each of Quaker Bioventures II, LLC, Adele C. Oliva, Richard S. Kollender, P. Sherrill Neff, and Ira M. Lubert disclaims beneficial ownership of the shares held by Quaker BioVentures, II, L.P., except to the extent of its, his or her pecuniary interest therein. The address for Quaker BioVentures II, L.P. is 150 Monument Road, Suite 207, Bala Cynwyd, Pennsylvania 19004.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT (continued)
(2)
Consists of 1,399,686 shares of common stock held by RTW Master Fund, Ltd. and one or more private funds (together with RTW Master Fund, Ltd., collectively, the “Funds”), which is based on the most recent publicly disclosed information available. The Funds are managed by RTW Investments, LP (the “Adviser”). The Adviser, in its capacity as the investment manager of the Funds, has the power to vote and the power to direct the disposition of the shares held by the Funds. Roderick Wong is the Managing Partner of the Adviser and may be deemed to beneficially own the shares held by the Funds. The address of RTW Investments, LP is 412 West 15th Street, Floor 9 New York, New York 10011.

(3)
Consists of (i) 1,337,475 shares of common stock held by EW Healthcare Partners 2, L.P. (“EWHP”) and (ii) 1,962,024 shares of common stock held by EW Healthcare Partners 2-A, L.P. (“EWHPA” and, together with EWHP, the “Funds”), which is based on the most recent publicly disclosed information available. EW Healthcare Partners 2 GP, L.P. (“EWHP2 GP”) is the general partner of each of the Funds. EW Healthcare Partners 2-UGP, LLC (“EWHP2 General Partner” and, together with EWHP2 GP, the “General Partners”) is the general partner of EWHP2 GP. Each of the General Partners may be deemed to have beneficial ownership over the shares held by the Funds. EWHP2 GP exercises investment and voting power through a management committee comprised of Martin P. Sutter, R. Scott Barry, Ronald Eastman and Petri Vainio. The business address for the Funds and the General Partners is 21 Waterway Avenue, Suite 225, The Woodlands, Texas 77380.

(4)
Consists of (i) 3,027,542 shares of common stock and (ii) 30,725 shares of common stock issuable upon exercise of warrants to purchase common stock held by held by OrbiMed Private Investments IV, LP (“OPI IV”), which is based on the most recent publicly disclosed information available. OrbiMed Capital GP IV LLC (“GP IV”) is the general partner of OPI IV. OrbiMed Advisors LLC (“OrbiMed Advisors”) is the managing member of GP IV. By virtue of such relationships, GP IV and OrbiMed Advisors may be deemed to have voting and investment power with respect to the shares held by OPI IV. Both GP IV and OrbiMed Advisors may be deemed to directly or indirectly, including by reason of their mutual affiliation, be the beneficial owners of the shares held by OPI IV. OrbiMed Advisors exercises this investment and voting power through a management committee comprised of Carl L. Gordon, Sven H. Borho, and Jonathan T. Silverstein. Each of GP IV, OrbiMed Advisors, Carl L. Gordon, Sven H. Borho, and Jonathan T. Silverstein disclaims beneficial ownership of the shares held by OPI IV. The business address for OPI IV is c/o OrbiMed Advisors LLC, 601 Lexington Avenue, 54th Floor, New York, New York 10022.

(5)
Consists of 774,056 shares of common stock, which is based on the most recent publicly disclosed information available. The address for Pacira BioSciences, Inc. is 5 Sylvan Way, Suite 300, Parsippany, New Jersey 07054.

(6)
Consists of (i) 161,099 shares of common stock; (ii) 436 shares of common stock issuable upon exercise of warrants to purchase common stock; and (iii) 394,308 shares of common stock issuable pursuant to options that are exercisable within 60 days of April 7, 2022.

(7)
Consists of (i) 12,937 shares of common stock; (ii) 80 shares of common stock issuable upon exercise of warrants to purchase common stock; and (iii) 88,028 shares of common stock issuable pursuant to options that are exercisable within 60 days of April 7, 2022.

(8)
Consists of (i) 2,273 shares of common stock and (ii) 41,375 shares of common stock issuable pursuant to options that are exercisable within 60 days of April 7, 2022.

(9)
Consists of 42,857 shares of common stock issuable pursuant to options that are exercisable within 60 days of April 7, 2022.

(10)
Consists of 26,297 shares of common stock issuable pursuant to options that are exercisable within 60 days of April 7, 2022.

(11)
Consists of 42,995 shares of common stock issuable pursuant to options that are exercisable within 60 days of April 7, 2022.

(12)
Consists of 25,186 shares of common stock issuable pursuant to options that are exercisable within 60 days of April 7, 2022.

(13)
Consists of 25,186 shares of common stock issuable pursuant to options that are exercisable within 60 days of April 7, 2022.

(14)
Consists of 1,777 shares of common stock issuable pursuant to options that are exercisable within 60 days of April 7, 2022.

30 | Notice of Annual Meeting of Stockholders and 2022 Proxy Statement

ITEMS TO BE VOTED ON
PROPOSAL 1:   ELECTION OF CLASS III DIRECTORS FOR A THREE-YEAR TERM EXPIRING IN 2025
At the Annual Meeting, our stockholders will vote on the election of three Class III director nominees named in this Proxy Statement as directors, each to serve until our 2025 Annual Meeting of Stockholders and until their respective successors are elected and qualified. Our Board has unanimously nominated Vince Burgess, Federica O’Brien and John Nosenzo for election to our Board at the Annual Meeting.
Each of the nominees has agreed to be named and to serve, and we expect each nominee to be able to serve if elected. If any nominee is unable to serve, the Nominating and Corporate Governance Committee will recommend to our Board a replacement nominee. The Board may then designate the other nominee to stand for election. If you voted for the unavailable nominee, your vote will be cast for his or her replacement.
Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 31

ITEMS TO BE VOTED ON (continued)
PROPOSAL 2:   RATIFICATION OF APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2022
The Audit Committee of the Board has appointed and engaged KPMG to serve as our independent registered public accounting firm to audit the consolidated financial statements of the Company and our subsidiary for the 2022 fiscal year, and to perform audit-related services. KPMG has served as our independent registered public accounting firm since 2013.
Stockholders are hereby asked to ratify the Audit Committee’s appointment of KPMG as our independent registered public accounting firm for the 2022 fiscal year.
The Audit Committee is solely responsible for selecting our independent auditors. Although stockholder ratification of the appointment of KPMG to serve as our independent registered public accounting firm is not required by law or our organizational documents, the Board has determined that it is desirable to seek stockholder ratification as a matter of good corporate governance in view of the critical role played by independent registered public accounting firms in maintaining the integrity of financial controls and reporting. If the stockholders do not ratify the appointment of KPMG, the Audit Committee will reconsider its selection and whether to engage an alternative independent registered public accounting firm.
Representatives of KPMG are expected to virtually attend the Annual Meeting where they will be available to respond to appropriate questions and, if they desire, to make a statement.

32 | Notice of Annual Meeting of Stockholders and 2022 Proxy Statement

OTHER INFORMATION
OTHER MATTERS
The Annual Meeting is called for the purposes set forth in the Notice. Our Board does not know of any other matters to be considered by the stockholders at the Annual Meeting, other than the matters described in the Notice. However, the enclosed proxy confers discretionary authority on the persons named in the proxy card with respect to matters that may properly come before the Annual Meeting and that are not known to our Board at the date this Proxy Statement was printed. It is the intention of the persons named in the proxy card to vote in accordance with their best judgment on any such matter.
REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING
Stockholders intending to present a proposal to be considered for inclusion in the proxy statement for our 2023 Annual Meeting of Stockholders must submit a proposal that is received at our principal executive offices no later than December 22, 2022, which is the 120th day prior to the first anniversary we released this Proxy Statement to our stockholders for the 2022 Annual Meeting of Stockholders. If we change the date of the 2023 Annual Meeting of Stockholders by more than 30 days from the anniversary of this year’s Annual Meeting, stockholder proposals must be received no later than the close of business on the tenth day following the day on which notice of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first in order to be considered for inclusion in our proxy statement. Proposals must be sent via registered, certified, or express mail (or other means that allows the stockholder to determine when the proposal was received by the Secretary) to our Secretary at TELA Bio, Inc., 1 Great Valley Parkway, Suite 24, Malvern, PA 19355. Proposals must contain the information required under our Bylaws, a copy of which is available upon request to our Secretary, and also must comply with the SEC’s regulations regarding the inclusion of stockholder proposals in Company-sponsored proxy materials.
Stockholders intending to present a proposal or nominate a director for election at our 2023 Annual Meeting of Stockholders without having the proposal or nomination included in our Proxy Statement must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that the Secretary of the Company receive the proposal or nomination no earlier than the close of business on the 120th day, and no later than the close of business on the 90th day, prior to the first anniversary of the preceding year’s annual meeting. Accordingly, for our 2023 Annual Meeting of Stockholders, our Secretary must receive the proposal or nomination no earlier than February 1, 2023 and no later than the close of business on March 3, 2023. However, if we change the date of the 2023 Annual Meeting of Stockholders by more than 30 days before or 60 days after the anniversary of this year’s Annual Meeting, stockholder proposals must be received no later than the close of business on the later of the 90th day prior to the scheduled date of the meeting and the tenth day following the day on which public notice of the meeting was first made. Proposals must contain the information required under our Bylaws, a copy of which is available upon request to our Secretary. If the stockholder does not meet the applicable deadlines or comply with the requirements of SEC Rule 14a-4, we may exercise discretionary voting authority under proxies we solicit to vote, in accordance with our best judgment, on any such proposal.
STOCKHOLDER COMMUNICATIONS TO THE BOARD
Stockholders and other interested parties may communicate with the Board by writing to the Secretary, TELA Bio, Inc., 1 Great Valley Parkway, Suite 24, Malvern, PA 19355. Communications intended for a specific director or directors should be addressed to their attention to the Secretary at the address provided above. Communications received from stockholders are forwarded directly to Board members as part of the materials mailed in advance of the next scheduled Board meeting following receipt of the communications. The Board has authorized the Secretary, in his or her discretion, to forward communications on a more expedited basis if circumstances warrant or to exclude a communication if it is illegal, unduly hostile or threatening, or similarly inappropriate. Advertisements, solicitations for periodical or other subscriptions, and other similar communications generally will not be forwarded to the directors.
Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 33

OTHER INFORMATION (continued)
AVAILABILITY OF MATERIALS
Our 2021 Annual Report, including the financial statements and financial statement schedules, has been filed with the SEC and provides additional information about us, which is incorporated by reference herein. It is available on the Internet at www.telabio.com and is available in paper form (other than exhibits thereto) by first class mail or other equally prompt means to beneficial owners of our common stock, without charge, upon written request to Chief Financial Officer, TELA Bio, Inc., 1 Great Valley Parkway, Suite 24, Malvern, PA 19355. In addition, it is available to beneficial and record holders of our common stock at www.edocumentview.com/TELA.

34 | Notice of Annual Meeting of Stockholders and 2022 Proxy Statement

Using a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas. Your vote matters – here’s how to vote!You may vote online or by phone instead of mailing this card.OnlineGo to www.envisionreports.com/TELA or scan the QR code — login details are located in the shaded bar below.PhoneCall toll free 1-800-652-VOTE (8683) within the USA, US territories and CanadaSave paper, time and money!Sign up for electronic delivery atwww.envisionreports.com/TELA 2022 Annual Meeting Proxy CardIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.AProposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposal 2.1. Election of Class III Directors for a Three-Year Term Expiring in 2025+01 - Vince Burgess02 - Federica O’Brien03 - John NosenzoMark here to voteMark here to WITHHOLDFor All EXCEPT - To withhold authority to vote for any nominee(s),FOR all nomineesvote from all nomineeswrite the name(s) of such nominee(s) below.ForAgainst Abstain2. Ratification of Appointment of KPMG LLP as our Independent Registered Public Accounting Firm for 2022BAuthorized Signatures — This section must be completed for your vote to count. Please date and sign below.Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Date (mm/dd/yyyy) — Please print date below.Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box.1 U P X+

2022 Annual Meeting Admission2022 Annual Meeting of TELA Bio, Inc.June 1, 2022, 10:00 AM ESTThis year’s annual meeting will be conducted online. Please visit the website https://agm.issuerdirect.com/tela to register to attend the virtual meeting.We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2022 proxy statement and 2021 Annual Report to stockholders are available at www.envisionreports.com/TELASmall steps make an impact.Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/TELAIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.TELA Bio, Inc.+Notice of 2022 Annual Meeting of StockholdersProxy Solicited by Board of Directors for Annual Meeting — June 1, 2022Antony Koblish & Roberto Cuca, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of TELA Bio, Inc. to be held on June 1, 2022 or at any postponement or adjournment thereof.Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of each of the nominees for Class III director and FOR item 2.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.(Items to be voted appear on reverse side)CNon-Voting ItemsChange of Address — Please print new address below.Comments — Please print your comments below.